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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Synopsys, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNOPSYS, INC.
** IMPORTANT NOTICE ** Regarding the
Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

  SYNOPSYS, INC.
  ATTN: BRIAN E. CABRERA
  700 EAST MIDDLEFIELD ROAD
  MOUNTAIN VIEW, CA 94043-4033

Annual Meeting of Stockholders To Be Held
on 02/27/09

Proxy Materials Available

•
Notice and Proxy Statement

•
Annual Report on Form 10-K For Fiscal 2008

PROXY MATERIALS—VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 02/13/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1)
BY INTERNET—www.proxyvote.com
2)
BY TELEPHONE—1-800-579-1639
3)
BY E-MAIL*—sendmaterial@proxyvote.com

*
If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	02/27/09
Meeting Time:	8:00 A.M., PST
For holders as of:	12/31/08

Meeting Location:

700 East Middlefield Road
Building C
Mountain View, CA 94043

Meeting Directions:

For meeting directions, please call:
1-800-541-7737 or 650-584-5000

How To Vote

  Vote In Person

If you are a stockholder of record you may vote in person at the meeting by requesting a ballot at the meeting.

  Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

 Voting items

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR ALL NOMINEES.

1.
To elect nine directors nominated by our Board of Directors to serve for the ensuing year and until their successors are elected.

Nominees:
01)	Aart J. de Geus	06)	John Schwarz
02)	Alfred Castino	07)	Sasson Somekh
03)	Chi-Foon Chan	08)	Roy Vallee
04)	Bruce R. Chizen	09)	Steven C. Walske
05)	Deborah A. Coleman

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

2.
To approve an amendment to our 2006 Employee Equity Incentive Plan to, among other items, increase the number of shares of common stock reserved thereunder by 4,000,000 shares.

3.
To ratify the appointment by our Audit Committee of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2009.

4.
To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

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Voting items